                                          PROVIDENT FINANCIAL GROUP, INC.
                                            DEFERRED COMPENSATION PLAN

                            (As amended and restated effective as of December 31, 2002)

                                                 Table of Contents
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Article 9         PAYMENT OF BENEFIT IN Alternative ...............................................................

                                          PROVIDENT FINANCIAL GROUP, INC.
                                            DEFERRED COMPENSATION PLAN

                                   Amended and Restated as of December 31, 2002

                                                     PREAMBLE

WHEREAS,  Provident  Financial  Group,  Inc.  ("Provident")  recognizes  the unique  qualifications  of certain key management  or highly  compensated  employees of Provident  and its  subsidiaries  and the valuable  services  they provide  and  desires to  establish  an unfunded  plan to provide an  incentive  for  eligible  employees  to defer compensation in a manner that aligns their interests with those of the Provident's stockholders, and

WHEREAS,  Provident  has  determined  that the  implementation  of such a plan will  best  serve  its  interest  in retaining and motivating key employees.

NOW,  THEREFORE,  Provident hereby amends and restates the amended and restated  Provident  Financial  Group,  Inc.
Deferred Compensation Plan in its entirety as hereinafter provided:

Article 1.........
                                                      GENERAL

1.1      Effective  Date.  The  provisions of the Plan were  effective  originally as of May 1,  1993. The Plan was
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amended and  restated  effective  as of January 1, 1996 and again as of January 1, 2001.  This amended and restated
Plan shall be  effective as of December  31,  2002.  The rights,  if any, of any person whose status as an employee of any Employer has  terminated  shall be  determined  pursuant to the Plan as in effect on the date such  employee terminates, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

1.2      Shareholder Approval.  The Plan was approved by the Provident shareholders on May 26, 1993.
         --------------------

1.3      Purpose.  The Plan is intended to be an unfunded  plan  primarily  for the purpose of  providing  deferred
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compensation  to a select group of management or highly  compensated  employees,  as such group is described  under
Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA.

Article 2.........
                                               DEFINITIONS AND USAGE

2.1      Definitions.  Wherever  used in the Plan,  the  following  words and  phrases  shall have the  meaning set
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forth below unless the context plainly requires a different meaning:

(a)      "Administrator" means the person or persons described in Article 12.
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(b)      "Agreement"  means an Agreement For Deferral of Compensation  between  Provident and an eligible  employee
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                  in accordance with Article 3.

(c)      "Alternative  Provident  Stock  Account"  means the account  established  on behalf of the  Participant as
          --------------------------------------
                  described in Section 8.2.

(d)      "Board" means the members of the Board of Directors of Provident.
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(e)      "Benefit" means the benefit of a Participant as determined under Article 4, Article 6 or Article 8.
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(f)      "Code" means the Internal Revenue Code of 1986, as amended from time to time.
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(g)      "Committee" means the Compensation Committee of the Board.
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(h)      "Common Share" means a share of common stock of Provident.
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(i)      "Compensation"  means the total of all  compensation,  including  wages,  salary,  commissions,  draws and
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                  bonuses,  which is payable as consideration  for the employee's  service during a Plan Year prior to subtracting any Deferred Amounts.

(j)      "Deferred  Amount"  means,  for each calendar  year,  the amount of  Compensation  deferred by an employee
          ----------------
                  pursuant  to  Article  3. The  Deferred  Amount  for any  calendar  year shall be at least 5% and shall not exceed 50% of the Participant's  Compensation for the year,  excluding bonus, and/or at least 5% and not more than 50% of the  Participant's  bonus for the year.  Deferred  Amounts  may be allocated to a Provident  Stock  Account under  Article 4 or the  Participant's  Self-Directed
                  Account under Article 6 in such proportions specified in the Agreement.

(k)      "Disability"  means  permanent and total  disability,  mental or physical,  which prevents the Participant
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                  from  discharging the duties and  obligations or from otherwise  providing the services for which
                  Compensation is paid by Provident;  provided,  however,  that such disability shall not be deemed to commence or exist until such time as the  Committee  shall  determine in its sole  discretion, upon the  basis of proof  satisfactory  to the  Committee,  that the  Participant  has been  thus disabled.

(l)      "Employer" means Provident and any Subsidiary.
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(m)      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.
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(n)      "Exchange Act" means the Securities Exchange Act of 1934.
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(o)      "Participant"  means an eligible  employee of an Employer who is  participating  in the Plan in accordance
          -----------
                  with Article 3.

(p)      "Plan" means this Provident Financial Group, Inc. Deferred Compensation Plan.
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(q)      "Plan Year" means  initially the period  beginning on the effective  date and ending on December 31, 1993,
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                  and thereafter means the calendar year.

(r)      "Pre-Tax EPS" means,  for each Plan Year,  pre-tax  earnings on each Common Share,  computed in accordance
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                  with  generally  accepted  accounting  principles on a fully diluted basis for the fiscal year of
                  Provident that includes such Plan Year,  prior to the deduction of the amount  computed  pursuant to Section  4.5 for  earnings  credited  to  Provident  Stock  Accounts  for such Plan Year.  The
                  Committee  in its sole  discretion  may  adjust  Pre-Tax  EPS to take into  account  any  unusual circumstances,  including but not limited to the cumulative  effect of accounting  changes,  that may impact the calculation of Pre-Tax EPS.

(s)      "Provident" means Provident Financial Group, Inc. and any successor thereto.
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(t)      "Provident  Investment"  means the  investment  of the  Self-Directed  Account into Common Shares or other
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                  securities of Provident or a Subsidiary of Provident.

(u)      "Provident  Stock  Accounts" mean the accounts  established  on behalf of the  Participant as described in
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                  Section 4.2.

(v)      "Retirement"  means  separation  from service on or after  attainment of age 65, or an earlier age if then
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                  eligible for retirement  benefits  under any of  Provident's  retirement  plans  qualified  under
                  Section 401(a) of the Code.

(w)      "Retirement Plan" means the Provident Financial Group, Inc. Retirement Plan.
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(x)      "Return on  Equity"  means,  for each Plan Year,  net income as a  percentage  of the  average  balance of
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                  common  shareholders'  equity as  computed  in  accordance  with  generally  accepted  accounting principles.  The  Committee  in its sole  discretion  may  adjust  Return  on Equity to take into account  any  unusual  circumstances,  including  but not  limited  to the  cumulative  effect of accounting changes, that may impact the calculation of Return on Equity.

(y)      "Self-Directed  Account"  means the account  established  on behalf of the  Participant  as  described  in
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                  Section 6.2.

(z)      "Subsidiary" means any corporation,  other than Provident,  in an unbroken chain of corporations beginning
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                  with  Provident,  if each of the  corporations  other than the last  corporation  in the unbroken chain owns stock  possessing  50% or more of the total  combined  voting  power of all classes of stock in one or more of the other corporations in such chain.

(aa)     "Termination  for Cause"  means the  termination  of a  Participant's  employment  with any  Employer,  by
          ----------------------
                  written notice to the  Participant,  specifying the event relied upon for such  termination,  due to the  Participant's:  (i) serious,  willful  misconduct  in  respect  of his  duties  with  any
                  Employer,  (ii)  conviction of a felony or  perpetration  of a common law fraud,  (iii)  material failure to comply with applicable  laws with respect to the execution of any Employer's  business operations,  (iv) theft,  fraud, embezzlement,  dishonesty or other conduct which has resulted or is likely to result in material  economic  damage to any Employer,  or (v) failure to comply with requirements of any Employer's drug and alcohol abuse policies, if any.

(bb)     "Trust" means the trust described in Article 16.
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(cc)     "Trustee" means the trustee of the Trust.
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2.2      Usage.  Except where  otherwise  indicated by the context,  any  masculine  terminology  used herein shall
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also  include the  feminine  and vice versa,  and the  definition  of any term  herein in the  singular  shall also include the plural and vice versa.

2.3      Eligibility.  An  employee  of any  Employer  who is a member of a select  group of  management  or highly
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compensated  employees as such group is described under Sections 201(2),  301(a)(3),  and 401(a)(1) of ERISA, shall be eligible to  participate  in the Plan at such time and for such period as  designated  by the  Committee.  At no time shall the number of persons for which one or more Accounts are maintained under the Plan exceed 200.

Article 3.........
                                               PARTICIPATION IN PLAN

3.1      Participation.  Each  eligible  employee  may become a  Participant  by entering  into an Agreement in the
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manner  provided in Section 3.2. A Participant  shall  continue as a Participant  until his entire Benefit has been paid.

3.2      Agreement Procedure.
         -------------------

(a)      Terms of Agreement.  The Employer,  Provident and each  Participant  shall execute an Agreement that shall
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                  set  forth:  (i) the  Deferred  Amount for each Plan Year in the  deferral  period  described  in
                  Subsection  (e), (ii) the allocation of the Deferred  Amount between the Provident  Stock Account and the Self-Directed  Account,  and (iii) the  Participant's  beneficiary for all Benefits under the Plan in the event of the  Participant's  death.  The Agreement  shall  generally be revocable until the  beginning  of the Plan Year to which it  applies;  provided  that  persons  subject to
                  Section 16 of the Exchange Act may choose to have the  Agreement be  irrevocable  when  delivered to the Administrator.

(b)      First Plan Year of the Plan.  For the first Plan Year,  an  eligible  employee  shall  properly  complete,
         ---------------------------
                  execute and deliver the Agreement to the  Administrator  no later than 30 days after the later of
                  (1) the date the Plan has been  adopted  by the  Board  and (2) the  effective  date of the Plan.
                  The Agreement  completed in accordance  with this  Subsection (b) shall be effective with respect to Compensation payable after the date the Agreement is delivered to the Administrator.

(c)      Subsequent  Plan Years.  For any Plan Year (other than the first Plan Year  described in  Subsection  (b))
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                  for which an employee is eligible to  participate  in the Plan,  the Agreement  shall be properly completed,  executed and  delivered to the  Administrator  prior to the later of the first day of such  Plan  Year  or  30  days  following  designation  of  eligibility  to  participate  by  the
                  Committee.   The  Agreement  completed  in  accordance  with  the  preceding  sentence  shall  be effective  with respect to  Compensation  payable on and after the first day of the Plan Year for which the  Agreement  is  applicable.  An eligible  employee  who does not enter an  Agreement to establish  a Provident  Stock  Account  when  eligible  to  participate  in the Plan shall not be permitted to establish a Provident  Stock Account until the second Plan Year  thereafter,  and at that time shall  complete an Agreement  in  accordance  with this  Section.  Notwithstanding  the preceding  sentence,  the Committee,  upon application by the eligible employee,  may permit such employee to establish a Provident  Stock  Account in the Plan Year that  immediately  follows the
                  Plan Year in which the employee was eligible to  participate.  An eligible  employee who does not enter into an Agreement to establish a  Self-Directed  Account when  eligible to  participate  in
                  the  Plan  shall  be  permitted  to  have  a  Deferred  Amount  credited  to  the   Participant's
                  Self-Directed  Account  for  any  subsequent  Plan  Year  and  shall  complete  an  Agreement  in accordance with this Section.

(d)      Changes to  Deferred  Amount.  For any Plan Year for which a  Participant  desires to change his  Deferred
         ----------------------------
                  Amount for the next succeeding  deferral  period (as described in Subsection  (e)), the Agreement shall be properly  completed,  executed and delivered to the Administrator prior to the first day of the Plan Year for which such Agreement  shall first be effective.  The Agreement  completed in accordance with this  Subsection (d) shall be effective with respect to  Compensation  payable on and after the first day of the Plan Year for which the Agreement is first applicable.

(e)      Deferral  Period.  The  Agreement to have  Deferred  Amounts  credited to a Provident  Stock Account shall
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                  continue  in effect for two Plan  Years,  beginning  with the Plan Year (or  portion  thereof) to which the Agreement  initially applies.  Notwithstanding  the preceding  sentence,  the Committee in its sole  discretion  may permit the two-Plan  Year period  during which a Deferral  Amount is effective  to be  reduced to a one-Plan  Year  period.  In the event the  Committee  reduces  the two-Plan Year period as described in the preceding  sentence,  the Participant  shall elect a new
                  Deferral Amount pursuant to Subsection  (d). The Agreement to have Deferred  Amounts  credited to the  Participant's  Self-Directed  Account shall be effective only for the Plan Year to which the
                  Agreement applies.

Article 4.........
                                   AMOUNT OF BENEFIT IN PROVIDENT STOCK ACCOUNT

4.1      Benefit.  The Benefit of a Participant  electing to have Deferred  Amounts  credited to a Provident  Stock
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Account shall be the amounts credited to such  Participant's  Provident Stock Accounts  pursuant to this Article 4.
The payment of the Benefit (or portion  thereof) to a Participant  shall be  determined in accordance  with Section
5.1. The payment of the Benefit to the  beneficiary  of a deceased  Participant  shall be  determined in accordance with Article 10.

4.2      Provident Stock Accounts.  The Administrator  shall establish  separate  Provident Stock Accounts for each
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Participant  for each Plan Year.  The  Provident  Stock  Account will reflect the Deferred  Amount  credited to the
Account  for the Plan Year,  dividends  credited to that  Account,  and  earnings  credited  to that  Account.  All amounts which are credited to a Provident  Stock Account shall remain subject to the claims of Provident's  general creditors.  A  Participant  shall not have any  interest  or right in or to such  Provident  Stock  Account  at any
time.  The  Administrator   shall  have  sole  responsibility  and  authority  for  determining  the  amount  of  a
Participant's Provident Stock Account.

4.3      Deferred  Amounts.  The  Deferred  Amount  attributable  to each  pay  period  shall  be  credited  to the
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Provident Stock Account based on a transfer  before the last day of the month in which the  Compensation is payable to the  Participant.  The  Participant's  Deferred  Amount shall be  considered  as if  converted to Common  Shares before  the end of the month  following  the month in which  the  Participant's  Deferred  Amount  would  have been transferred.  In  converting  the Deferred  Amount to Common  Shares,  the Deferred  Amount shall be divided by the average  cost of Common  Shares  considered  to be  purchased  with all  Deferred  Amounts  that month.  In lieu of transferring  the Deferred  Amount,  the Employer may treat the transfer  based on such number of Common  Shares as shall  equal the total  Deferred  Amounts  being paid in the form of Common  Shares  divided by the  average of the closing bid and ask prices of a Common Share for the 20 trading days  immediately  preceding  the date the Deferred
Amounts were  otherwise to have been  transferred.  Such Common Shares may be  considered to have been  transferred no later than the end of the month following the month in which the Deferred Amounts would have been transferred.

4.4      Dividends.  An amount equal to the amount of any  dividends  paid on Common  Shares shall be credited to a
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Participant's  Provident  Stock Account based on the number of shares credited to such Account and shall be applied to the  crediting  of  additional  Common  Shares  before  the end of the  month  following  the month in which the dividends were paid.

4.5      Earnings.
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(a)      General.  As of the end of every Plan Year,  each Provident  Stock Account shall be credited with earnings
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                  as determined under this Section;  provided,  however,  that earnings shall not be credited for a
                  Provident  Stock Account that contains a Deferred  Amount that has been in such  Provident  Stock
                  Account  during  more than 4 Plan  Years.  Each  Provident  Stock  Account  entitled  to  receive earnings shall be credited with earnings based on the following schedule:

                                                     Percentage of Pre-Tax EPS to be
                  Return on Equity          Credited to each Common Share
                  ----------------          -----------------------------

                           10% and below                                 0%
                           11%                                          20%
                           12%                                          40%
                           13%                                          60%
                           14%                                          80%
                           15%                                         100%
                           16%                                         110%
                           17%                                         120%
                           18%                                         130%
                           19%                                         140%
                           20%                                         150%
                           21%                                         160%
                           22%                                         170%
                           23%                                         180%
                           24%                                         190%
                           25% and above                               200%

                  Within 60 days after the end of each Plan  Year,  for  purposes  of  determining  the amount of a
                  Participant's  Provident  Stock  Account,  such earnings  determined  under this Section shall be credited to the  Participant's  Provident  Stock  Account.  Such  earnings  shall be converted to
                  Common  Shares  before  the end of the  month  following  the month in which  the  earnings  were credited.  In  converting  the earnings to Common  Shares,  the earnings  shall be divided by the average cost of Common  Shares  considered to be purchased  with the earnings.  In lieu of having credited  the  earnings in cash,  the  Administrator  may credit such number of Common  Shares as shall  equal the  earnings  divided by the  average of the  closing  bid and ask prices of Common
                  Shares for the 20 trading  days  immediately  following  the end of the Plan  Year.  Such  Common
                  Shares shall be considered  to have been  credited no later than 60 days  following the Plan Year end.  In no event  shall the amount of earnings  that  relates to a Deferred  Amount be less than zero.

(b)      Separation  from  Employment.  Notwithstanding  the  provisions of Subsection  (a), the amount of earnings
         ----------------------------
                  for a Plan Year to be credited to each  Provident  Stock Account of a  Participant  who separates from  employment  with any  Employer  on account of death,  Disability,  Retirement  or any other reason  shall be reduced by a fraction,  the  numerator of which is 12 minus the number of months the  Participant  was employed by any Employer during such Plan Year and the denominator of which is 12. A  Participant  who has a  Termination  for Cause shall have no  earnings  credited to any
                  Provident Stock Account for the Plan Year in which the Participant separates from employment.

4.6      Deferral of Bonus  Payments.  All Deferred  Amounts  allocated by the  Participant to the Provident  Stock
         ----------------------------
Account  and  relating  to the  payment of a bonus paid on or prior to March 1 of any year shall be  credited  to a
Provident  Stock  Account  for the Plan Year to which said bonus  payment  relates.  Such  Deferred  Amounts  shall receive the earnings credit, if any, payable pursuant to Section 4.5(a) for such Plan Year.

Article 5
                                   PAYMENT OF BENEFIT IN PROVIDENT STOCK ACCOUNT

5.1      Payment;  Possible  Forfeiture.  The  payment  of a  Participant's  Benefit  credited  to a  Participant's
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Provident  Stock  Account  shall be made no later than 60 days after the end of the Plan Year in which the earliest of the following events occurs:

(a)      the Participant separates from employment with the Employer for any reason,

(b)      a Deferred  Amount has been  credited to a  Participant's  Provident  Stock  Account for four or more Plan
                  Years,  and the  Participant has delivered an election in writing to withdraw all or part of such
                  Deferred  Amount to the  Administrator  no later than June 30 of the fourth Plan Year or any Plan
                  Year thereafter, or

(c)      the Participant experiences a hardship, as determined under Article 11.

5.2      Amount of Payment.
         -----------------

(a)      No Separation  From  Employment.  A Participant  who does not separate from  employment  with the Employer
         -------------------------------
                  during a Plan Year shall  receive  the  portion of his Benefit  which the  Participant  elects to withdraw under Section 5.1(b).

(b)      Separation  From  Employment.  The  Benefit  of a  Participant  who  separates  from  employment  with the
         ----------------------------
                  Employer  shall be equal to the  total  amount  credited  to the  Participant's  Provident  Stock
                  Account.  Notwithstanding  the  preceding  sentence,  the  Committee in its sole  discretion  may cause to be forfeited the portion of a  Participant's  Provident  Stock Account  attributable  to earnings on Deferred Amounts if the Participant experiences a Termination for Cause.

(c)      Hardship.  A  Participant  who incurs a hardship as  determined  under  Article 11 shall be  permitted  to
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                  withdraw  all or a portion  of his  Benefit,  payable  in the form set forth in  Section  5.3.  A
                  Participant's  withdrawal  of all or a portion of his  Benefit on account of  hardship  shall not affect the Deferred  Amount such  Participant  has elected to contribute to the Plan for the Plan
                  Year in which such withdrawal occurs.

5.3      Form of Benefit  Payments.  A  Participant's  Benefit in a Provident  Stock Account,  shall be paid in the
         -------------------------
form of Common Shares;  provided however,  that any fractional Common Shares credited to a Participant's  Provident
Stock  Account  that  are  payable  as a  Benefit  shall be paid in  cash.  In  addition,  if the  separation  from employment  is due to  Retirement,  a  Participant  may elect to  receive  part or all of such  payment in up to 10 annual  installments,  with the amount to be distributed each year determined by dividing the unpaid Benefit in the
Provident  Stock Account by the number of remaining  installments.  An election shall not be effective  unless made in writing and  provided  to the  Administrator  no later than June 30  preceding  the  December 31 as of which the amount  becomes  payable.  A  Participant  may change  such  election by  delivering  an election in writing to the
Administrator no later than June 30 preceding the Plan Year in which such amount is payable.

5.4      Fixed Account.  All Deferred  Amounts which have been credited to a Participant's  Provident Stock Account
         -------------
shall  remain in the  Provident  Stock  Account  until they are  distributed  pursuant  to Section  5.1 in the form provided in Section  5.3. No Deferred  Amounts in the  Provident  Stock  Account may  otherwise be  transferred  or sold.

Article 6
                                    AMOUNT OF BENEFIT IN SELF-DIRECTED ACCOUNT

6.1      Benefit.  The Benefit of a  Participant  electing to have  Deferred  Amounts  credited to a  Self-Directed
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Account shall be the amounts  allocated to such  Participant's  Self-Directed  Account  pursuant to this Article 6.
The payment of the Benefit (or portion  thereof) to a Participant  shall be  determined in accordance  with Section
7.1. The payment of the Benefit to the  beneficiary  of a deceased  Participant  shall be  determined in accordance with Article 10.

6.2      Self-Directed   Account.   A  Self-Directed   Account  may  be  established  for  each  Participant.   The
         -----------------------
Self-Directed  Account  will  reflect the  Deferred  Amounts  allocated  to the  Account  for every Plan Year,  the
Retirement  Plan ESOP credit,  the Retirement  Plan matching  credit,  and the investment  results for the Account.
All amounts  which are allocated to a  Participant's  Self-Directed  Account shall remain  subject to the claims of
Provident's  general  creditors.  A  Participant  shall not have any interest or right in or to such  Self-Directed
Account at any time.

6.3      Deferred  Amounts.  The Deferred Amount  otherwise  permitted under this Article 6 shall be reduced by the
         -----------------
amount of any  Before-Tax  Contributions  made by the  Participant  to the  Retirement  Plan.  The  Employer of the
Participant  shall be considered to have  transferred  the Deferred  Amount  attributable to each pay period in the form of cash before the last day of the month in which the Compensation is payable to the Participant.

6.4      Retirement  Plan ESOP Credit.  The Employer shall also be considered as having  transferred to be credited
         ----------------------------
to the  Participant's  Self-Directed  Account,  an amount equal in value to the ESOP  Contributions and forfeitures that would have been allocated to the Participant  under the terms of the Retirement  Plan if such  Participant had not elected to have the Deferred  Amount  credited to this Plan during the Plan Year.  Such amount shall be treated as having been  transferred  before the end of the month following the month in which such ESOP  Contributions  and forfeitures are allocated under the Retirement  Plan. This section shall apply to all Deferred  Amounts,  including
Deferred Amounts credited to a Provident Stock Account.

6.5      Retirement  Plan  Matching  Credit.  The Employer  shall also be considered  as having  transferred  to be
         ----------------------------------
credited to the Participant's  Self-Directed  Account, an amount equal in value to 25% of the Participant's Matched
Compensation  (hereinafter defined) reduced by any Matching  Contributions  allocated to the Matching Contributions
Account  of the  Participant  under  the terms of the  Retirement  Plan for the Plan  Year.  Such  amount  shall be credited to the  Participant's  Self-Directed  Account  before the end of the month  following  the end of the Plan
Year for which such  Matching  Contributions  were  allocated  under the  Retirement  Plan.  For  purposes  of this
Section,  Matched Compensation means the lesser of (1) the first 8% of the Participant's  Compensation  credited to a  Self-Directed  Account for the Plan Year and (2) the limitation in effect for the Plan Year under Section 402(g)
of the Code.  Such  amount  shall be treated as  transferred  before  the end of the month  following  the month in which the Matched  Compensation was payable to the  Participant.  This section shall only apply to Deferred Amounts credited to a Self-Directed Account.

6.6      Investment of Self-Directed  Account.  Except as provided in Section 6.7, each Participant  shall have the
         ------------------------------------
right to direct the  investments  of the  Self-Directed  Account,  the rate of return of which  shall  serve as the basis for  crediting  earnings (or losses)  hereunder,  subject to the  reasonable  approval of the  Administrator.
Each  Participant  shall  be  permitted  to make  changes  to  prior  investment  choices  at  least  monthly.  The
Administrator  shall  determine  the rate of return  throughout  each Plan Year for the  investments  or investment funds so directed.  For each Plan Year,  the  Participant's  Self-Directed  Account shall be increased or decreased as if it had earned the rate of return  corresponding to the amount  determined by the Administrator as directed by the Participant for the  investments or investment  funds.  Such increase or decrease shall be based on the varying balances of the Self-Directed  Account  throughout the Plan Year and shall be credited monthly  throughout the Plan
Year.
6.7      Restrictions  on  Investments.  After  December  31,  2002,  Participants  may not direct  any  additional
         -----------------------------
investment of the Self-Directed  Account into any Provident  Investment.  Any Common Shares held in a Self-Directed
Account on December 31, 2006 shall be  transferred  by the Trustee to a separate  account known as the  Alternative
Provident Stock Account in accordance with Article 8.

Article 7
                                    PAYMENT OF BENEFIT IN SELF-DIRECTED ACCOUNT

7.1      Payment. The payment of a Participant's  Benefit credited to a Participant's  Self-Directed  Account shall
         -------
be made no later than 60 days after the end of the Plan Year in which the earliest of the following events occurs:

(a)      the Participant separates from employment with the Employer for any reason,

(b)      the Participant experiences a hardship, as determined under Article 11, or

(c)      the  Participant  delivers  an  election  in  writing  to  withdraw  all or part of  such  Account  to the
                  Administrator no later than June 30 of such Plan Year.

7.2      Amount of Payment.
         -----------------

(a)      Separation  From  Employment.  The  Benefit  of a  Participant  who  separates  from  employment  with the
         ----------------------------
                  Employer shall be equal to the total amount credited to the Participant's Self-Directed Account.

(b)      Hardship.  A  Participant  who incurs a hardship as  determined  under  Article 11 shall be  permitted  to
         --------
                  withdraw  all or a portion  of his  Benefit,  payable  in the form set forth in  Section  7.3.  A
                  Participant's  withdrawal  of all or a portion of his  Benefit on account of  hardship  shall not affect the Deferred  Amount such  Participant  has elected to contribute to the Plan for the Plan
                  Year in which such withdrawal occurs.

(c)      Election to  Withdraw.  The Benefit paid to a  Participant  who elects to withdraw all or a portion of the
         ---------------------
                  Self-Directed Account shall be equal to the amount so elected.

7.3      Form of Benefit  Payments.  The  Benefit in a  Participant's  Self-Directed  Account  shall be paid in the
         -------------------------
form of cash in a single  lump sum or, at the  election  of the  Participant,  by  distribution  of the  investment assets of the type then serving as the basis for crediting  earnings to such  Account;  provided  however,  that if the  separation  from  employment  is due to  Retirement,  a  Participant  may elect to receive part or all of such payment in up to 10 annual  installments,  in any  combination  of these forms,  with the amount to be  distributed each year  determined by dividing the unpaid  Benefit by the number of remaining  installments.  An election  shall not be effective  unless made in writing and  provided to the  Administrator  no later than June 30  preceding  the
December 31 as of which the amount  becomes  payable.  A  Participant  may change such  election by  delivering  an election  in writing to the  Administrator  no later than June 30  preceding  the Plan Year in which such amount is payable.

Article 8
                                        ALTERNATIVE PROVIDENT STOCK ACCOUNT

8.1      Benefit.  The Benefit of a Participant with Deferred  Amounts  credited to an Alternative  Provident Stock
         -------
Account shall be the amounts allocated to such Participant's  Alternative  Provident Stock Account pursuant to this
Article 8. The payment of the Benefit (or portion  thereof) to a  Participant  shall be  determined  in  accordance with Section 9.1. The payment of the Benefit to the  beneficiary of a deceased  Participant  shall be determined in accordance with Article 10.

8.2      Alternative  Provident  Stock Account.  An Alternative  Provident  Stock Account shall be established  for
         -------------------------------------
each  Participant  who has any Common  Shares in the  Participant's  Self-Directed  Account on  December  31,  2006
pursuant  to Section  6.7.  All  amounts  which are  allocated  to the  Alternative  Provident  Stock  Account of a
Participant  shall remain  subject to the claims of Provident's  general  creditors.  A Participant  shall not have any interest or right in or to such  Alternative  Provident  Stock  Account at any time.  The  Administrator  shall have sole  responsibility and authority for determining the amount of a Participant's  Alternative  Provident Stock
Account.

8.3      Investment of  Alternative  Provident  Stock Account.  The  Alternative  Provident  Stock Account shall be
         ----------------------------------------------------
invested in Common Shares.

8.4      Dividends.  An amount  equal to the amount of any  dividends  paid on Common  Stock shall be credited to a
         ---------
Participant's  Alternative  Provident  Stock  Account  based on the number of shares  credited to such  Account and shall be applied to the  crediting of additional  Common Shares before the end of the month  following the month in which the dividends were paid.

Article 9
                             PAYMENT OF BENEFIT IN Alternative Provident Stock Account

9.1      Payment. The payment of a Participant's  Benefit credited to a Participant's  Alternative  Provident Stock
         -------
Account  shall be made no later than 60 days after the end of the Plan Year in which the earliest of the  following events occurs:

(a)      the Participant separates from employment with the Employer for any reason,

(b)      the Participant experiences a hardship, as determined under Article 11, or

(c)      the  Participant  delivers  an  election  in  writing  to  withdraw  all or part of  such  Account  to the
                  Administrator no later than June 30 of such Plan Year.

9.2      Amount of Payment.
         -----------------

(a)      Separation  From  Employment.  The  Benefit  of a  Participant  who  separates  from  employment  with the
         ----------------------------
                  Employer shall be equal to the total amount credited to the Participant's  Alternative  Provident
                  Stock Account.

(b)      Hardship.  A  Participant  who incurs a hardship as  determined  under  Article 11 shall be  permitted  to
         --------
                  withdraw  all or a portion  of his  Benefit,  payable  in the form set forth in  Section  9.3.  A
                  Participant's  withdrawal  of all or a  portion  of  the  Participant's  Benefit  on  account  of hardship shall not affect the Deferred  Amount such  Participant has elected to contribute to the
                  Plan for the Plan Year in which such withdrawal occurs.

(c)      Election to  Withdraw.  The Benefit paid to a  Participant  who elects to withdraw all or a portion of the
         ---------------------
                  Alternative Provident Stock Account shall be equal to the amount so elected.

9.3      Form of Benefit  Payments.  The Benefit in a  Participant's  Alternative  Provident Stock Account shall be
         -------------------------
paid  in the  form  of  Common  Shares;  provided,  however,  that  any  fractional  Common  Shares  credited  to a
Participant's  Alternative  Provident  Stock  Account  that are  payable  as a  Benefit  shall be paid in cash.  In addition,  if the separation from  employment is due to Retirement,  a Participant may elect to receive part or all of such  payment  in up to 10 annual  installments,  with the  amount to be  distributed  each year  determined  by dividing the unpaid  Benefit by the number of remaining  installments.  An election  shall not be effective  unless made in writing and provided to the  Administrator  no later than June 30 preceding the December 31 as of which the amount  becomes  payable.  A  Participant  may change  such  election by  delivering  an election in writing to the
Administrator no later than June 30 preceding the Plan Year in which such amount is payable.

9.4      Fixed  Account.  All amounts  which have been  credited to a  Participant's  Alternative  Provident  Stock
         --------------
Account shall remain in the  Alternative  Provident  Stock Account until they are  distributed  pursuant to Section
9.1 in the form  provided in Section 9.3. No amounts in the  Alternative  Provident  Stock Account may otherwise be transferred or sold.

Article 10
                                               DEATH OF PARTICIPANT

10.1     Commencement of Benefit  Payments.  If a Participant dies before  receiving the Benefit,  then the Benefit
         ---------------------------------
otherwise payable with respect to the Participant  shall be paid to the Participant's  beneficiary or beneficiaries within 60 days  following  the date on which the  Administrator  is notified  of the  Participant's  death.  In the alternative,  a Participant may elect that the Benefit  otherwise  payable to the Participant  shall be paid to the
Participant's  beneficiary or beneficiaries in up to 10 annual  installments with the amount to be distributed each year  determined  by  dividing  the unpaid  Benefit by the number of  remaining  installments.  Any  Benefit in the
Participant's  Provident Stock Accounts or Alternative  Provident Stock Account shall be paid in the form of Common
Shares  and any  Benefit  in the  Participant's  Self-Directed  Account  shall  be paid in a single  lump-sum  cash payment,  or at the election of the beneficiary,  by distribution of the investment assets of the type then serving as the basis for crediting earnings to such Account.

10.2     Designation  of  Beneficiary.  A Participant  may, by written  instrument  delivered to the  Administrator
         ----------------------------
during the  Participant's  lifetime,  designate  one or more primary and  contingent  beneficiaries  to receive the
Benefit which may be payable  hereunder  following the  Participant's  death,  and may designate the proportions in which such  beneficiaries  are to receive such payments.  A Participant may change such  designations  from time to time,  and the last  written  designation  filed with the  Administrator  prior to the  Participant's  death  shall control.  If a  Participant  fails  to  specifically  designate  a  beneficiary,  or if no  designated  beneficiary survives the Participant, payment shall be made by the Administrator in the following order of priority:

(a)      to the Participant's surviving spouse, or if none,

(b)      to the Participant's children, per stirpes, or if none,
                                        -----------

(c)      to the Participant's estate.

Article 11
                                              HARDSHIP DISTRIBUTIONS

11.1     Distribution.  Subject to the approval of the  Administrator,  a Participant may withdraw all or a portion
         ------------
of his Benefit in the event of a hardship.  A request  for a hardship  distribution  shall be made in the form of a written  application.  A hardship  distribution shall only be made in the event of an unforeseeable  emergency that would  result in severe  financial  hardship to the  Participant  if  hardship  distributions  were not  permitted.
Withdrawals  of amounts  because of an  unforeseeable  emergency  shall only be permitted to the extent  reasonably needed to satisfy the emergency need.

11.2     Unforeseeable  Emergency.  For purposes of this Article,  an unforeseeable  emergency is defined as severe
         ------------------------
financial  hardship  to the  Participant  resulting  from a  sudden  and  unexpected  illness  or  accident  of the
Participant  or a dependent of the  Participant,  loss of the  Participant's  property  due to  casualty,  or other similar  extraordinary  and  unforeseeable  circumstances  arising as a result of events  beyond the control of the
Participant.  The  circumstances  that will  constitute an  unforeseeable  emergency  will depend upon the facts of each case,  but, in any case,  payment may not be made to the extent that such  hardship is or may be relieved  (i)
through  reimbursement or compensation by insurance or otherwise,  (ii) by liquidation of the Participant's assets, to the extent the  liquidation  of such  assets  would not itself  cause  severe  financial  hardship,  or (iii) by cessation of deferrals under the plan.

Article 12
                                                  ADMINISTRATION

12.1     General.  The  Administrator  shall be the  Compensation  Committee of the Board,  or such other person or
         -------
persons as  designated  by the Board.  Except as otherwise  specifically  provided in the Plan,  the  Administrator shall be responsible for  administration of the Plan. The  Administrator  shall be the "named fiduciary" within the meaning of Section 402(c)(2) of ERISA.

12.2     Administrative  Rules. The  Administrator  may adopt such rules of procedure as it deems desirable for the
         ---------------------
conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

12.3     Duties.  The Administrator shall have the following rights, powers and duties:
         ------

(a)      The  decision  of the  Administrator  in  matters  within its  jurisdiction  shall be final,  binding  and conclusive  upon Provident and upon any other person  affected by such  decision,  subject to the claims procedure hereinafter set forth.

(b)      The  Administrator  shall have the duty and  authority to interpret  and  construe the  provisions  of the
                  Plan, to determine  eligibility  for benefits,  to decide any question which may arise  regarding the rights of employees,  Participants,  and  beneficiaries,  and the amounts of their respective interests,  to adopt  such  rules  and to  exercise  such  powers as the  Administrator  may deem necessary  for the  administration  of the Plan,  and to  exercise  any other  rights,  powers or privileges granted to the Administrator by the terms of the Plan.

(c)      The  Administrator  shall maintain full and complete  records of its decisions.  Its records shall contain all relevant data  pertaining to the  Participant  and his rights and duties under the Plan.  The
                  Administrator shall maintain the Account records of all Participants.

(d)      The  Administrator  shall  cause  the  principal  provisions  of  the  Plan  to  be  communicated  to  the
                  Participants,  and a copy of the Plan and other  documents  shall be available  at the  principal office of Provident for  inspection by the  Participants  at reasonable  times  determined by the
                  Administrator.

(e)      The Administrator shall periodically report to the Board with respect to the status of the Plan.

12.4     Fees.  No fee or compensation shall be paid to any person for services as the Administrator.
         ----

Article 13
                                                 CLAIMS PROCEDURE

13.1     General.  A Participant  or  beneficiary  ("claimant")  who believes that his Benefit has not been paid in
         -------
full shall file such objection on the form prescribed for such purpose with the Administrator.

13.2     Denials.  The Administrator  shall review such filing and provide a notice of the decision  regarding such
         -------
filing to the claimant within a reasonable period of time after receipt of the notice by the Administrator.

13.3     Notice.  Any claimant  whose  objection  to a payment of his Benefit is denied shall be furnished  written
         ------
notice setting forth:

(a)      the specific reason or reasons for the denial;

(b)      specific reference to the pertinent provision of the Plan upon which the denial is based;

(c)      a  description  of any  additional  material  or  information  necessary  for the  claimant to perfect the objection; and

(d)      an explanation of the claim review procedure under the Plan.

13.4     Appeals  Procedure.  In order that a claimant  may appeal a denial of his  objection  to the amount of his
         ------------------
Benefit, the claimant or the claimant's duly authorized representative may:

(a)      request a review by written  application to the  Administrator,  or its  designate,  no later than 60 days after receipt by the claimant of written notification of denial of his objection;

(b)      review pertinent documents; and

(c)      submit issues and comments in writing.

13.5     Review.  A decision  on review of a denied  objection  shall be made not later than 60 days after  receipt
         ------
of a request for review, unless special  circumstances  require an extension of time for processing,  in which case a decision  shall be rendered  within a reasonable  period of time,  but not later than 120 days after receipt of a request for review.  The decision on review shall be in writing and shall  include the specific  reason(s)  for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

Article 14
                                           CHANGE IN CONTROL PROVISIONS

14.1     Change in Control.
         -----------------

(a)      Impact  of  Event.  In the  event  of a  "Change  in  Control"  as  defined  in  Subsection  (b),  (i) the
         -----------------
                  contribution  of Deferred  Amounts to the Plan shall  terminate as of the  effective  date of the
                  Change  in  Control;  (ii)  a  Participant's   Provident  Stock  Account  and  the  Participant's
                  Alternative  Provident  Stock  Account  shall be  transferred  automatically  to a  Self-Directed
                  Account  as of the  effective  date of the Change in  Control;  (iii) the  Self-Directed  Account
                  shall be paid  within 60 days of the  effective  date of the  Change in  Control;  (iv)  earnings shall be credited  to a  Participant's  Provident  Stock  Accounts  pursuant to Article 4, in the
                  Plan Year in which the Change in Control  occurs for the period the Plan is in  existence  during such Plan Year prior to the  effective  date of the Change in Control;  and (v) the Trustee shall be responsible  for  determining  the identity of any person  entitled to receive  benefits under the Plan and the amount of such  benefits  and for  completing  the  payment of  benefits  to any person  entitled to receive  benefits under the Plan based on the records of the Trustee prior to the Change in Control.  Notwithstanding  the foregoing and anything else to the contrary  herein,
                  a  Participant  may  elect  to  receive  part  or  all  of  any  payment  of  the   Participant's
                  Self-Directed  Account  payable upon the  occurrence  of a Change in Control,  in up to 10 annual installments,  with the amount to be  distributed  each year  determined  by dividing  the unpaid
                  Benefit by the number of  remaining  installments.  An  election  shall not be  effective  unless made in  writing  and  provided  to the  Administrator  no later than six  months  preceding  the effective date of the Change in Control.

(b)      Definition  of "Change in  Control".  For  purposes of  Subsection  (a), a "Change in  Control"  means the
         -----------------------------------
                  occurrence of any of the following:

(i)      When any  "person,"  as such term is used in Sections  13(d) and 14(d) of the  Securities  Exchange Act of
                           1934,  as amended  (the  "Exchange  Act"),  other than  Provident or a  Subsidiary,  any
                           Employer's  employee  benefit  plan  (including  any  trustee  of such  plan  acting  as trustee) or Carl H.  Lindner  (or any member of his  family),  becomes  the  "beneficial owner" (as defined in Rule 13d-3 under the  Exchange  Act),  directly or  indirectly  of securities  of  Provident  representing  50% or more of the  combined  voting  power  of
                           Provident's then outstanding securities;

(ii)     Any transaction or event relating to any Employer  required to be described  pursuant to the  requirements of Item  6(e) of  Schedule  14A of the  Securities  and  Exchange  Commission  under the
                           Exchange  Act (as in effect on the  effective  date of this  Plan),  whether  or not the
                           Employer is then subject to such reporting requirement;

(iii)    When,  during any period of two consecutive  years during the existence of the Plan, the individuals  who, at the beginning of such period,  constitute the Board,  cease for any reason other than death to constitute at least a two-thirds majority thereof;  provided,  however,  that a director  who was not a director  at the  beginning  of such  period  shall be deemed to have  satisfied  the  two-year  requirement  if such  director was elected by, or on the recommendation  of, at least  two-thirds  of the  directors  who were  directors  at the beginning  of such period  (either  actually or by prior  operation  of this  Subsection
                           (b)(iii));

(iv)     The  occurrence of a transaction  requiring  shareholder  approval for the  acquisition of Provident by an entity other than an Employer through purchase of assets, by merger, or otherwise; or

(v)      Any  transaction  or event that results in a change of control of the Employer or a Subsidiary  within the meaning of 12 U.S.C.  Section  1817,  Change in Bank Control  Act, or 12 C.F.R.  Section
                           225.41(b)  of the  Rules  and  Regulations  of the  Federal  Reserve  Board  promulgated thereunder, as in effect on the effective date of this Plan.

14.2     Contributions  Upon a Change  in  Control.  Upon a Change  in  Control,  the  Employer  shall,  as soon as
         -----------------------------------------
possible,  but in no event  longer  than 30 days  following  the  Change in  Control,  as defined  herein,  make an irrevocable  contribution  to the Trust  described  in  Article  16 in an  amount  that is  sufficient  to pay each
Participant or beneficiary the benefits to which  Participants or their  beneficiaries  would be entitled  pursuant to the terms of the Plan as of the date on which the Change in Control occurred.

Article 15
                                             MISCELLANEOUS PROVISIONS

15.1     Amendment  and  Termination.  Provident  reserves the right to amend or  terminate  the Plan in any manner
         ---------------------------
that  it  deems  advisable,  by a  resolution  of  the  Board.  Notwithstanding  the  preceding,  no  amendment  or termination  of the Plan (i) shall  reduce or  adversely  affect the  Benefit  of any  Participant  or  beneficiary hereunder  entitled to receive a Benefit  under the Plan,  (ii) shall reduce or  adversely  affect the right of any other  Participant to receive upon his  termination of employment  (other than on account of Termination for Cause)
from an Employer  the Benefit he would have  received if such  termination  had occurred  immediately  prior to any such amendment or  termination  of the Plan,  (iii) shall modify the provisions of Articles 14 or 16 after a Change in Control has  occurred,  except as  necessary  to comply with any federal or state law, or (iv) shall  modify the provisions of Section 16.3.

15.2     No  Assignment.  The  Participant  shall  not have the  power to  pledge,  transfer,  assign,  anticipate,
         --------------
mortgage or  otherwise  encumber or dispose of in advance any interest in amounts  payable  hereunder or any of the payments  provided for herein,  nor shall any interest in amounts  payable  hereunder or in any payments be subject to seizure for payments of any debts, judgments,  alimony or separate maintenance,  or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

15.3     Successors  and  Assigns.  The  provisions  of the Plan are  binding  upon and inure to the benefit of any
         ------------------------
Employer,  its successors and assigns,  and the Participant,  his beneficiaries,  heirs, legal  representatives and assigns.

15.4     Governing  Law.  The Plan shall be subject to and  construed in  accordance  with the laws of the State of
         --------------
Ohio to the extent not preempted by the provisions of ERISA.

15.5     No  Guarantee  of  Employment.  Nothing  contained  in the  Plan  shall  be  construed  as a  contract  of
         -----------------------------
employment or deemed to give any  Participant  the right to be retained in the employ of any Employer or any equity or other  interest in the  assets,  business  or affairs of an  Employer.  No  Participant  hereunder  shall have a security interest in assets of any Employer used to make contributions or pay benefits.

15.6     Severability.  If any  provision  of the Plan  shall be held  illegal  or  invalid  for any  reason,  such
         ------------
illegality or invalidity  shall not affect the  remaining  provisions of the Plan,  but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

15.7     Notification  of Addresses.  Each  Participant  and each  beneficiary  shall file with the  Administrator,
         --------------------------
from time to time,  in  writing,  the post  office  address of the  Participant,  the post  office  address of each beneficiary,  and each change of post office  address.  Any  communication,  statement  or notice  addressed to the last post office  address  filed with the  Administrator  (or if no such address was filed with the  Administrator, then to the last post office address of the  Participant  or  beneficiary as shown on Employer's  records) shall be binding on the Participant  and each  beneficiary  for all purposes of the Plan and neither the  Administrator  nor the Employer shall be obliged to search for or ascertain the whereabouts of any Participant or beneficiary.

15.8     Income Tax  Payment.  No later than the date as of which an amount  received  pursuant  to this Plan first
         -------------------
becomes  includable in the gross income of an individual for Federal income tax purposes,  the individual shall pay to Provident,  or make arrangements  satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount.  The  obligations  of Provident under the Plan shall be conditional on such payment or arrangements  and Provident  shall, to the extent  permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the individual.

15.9     Bonding.  The  Administrator  and all agents  and  advisors  employed  by it shall not be  required  to be
         -------
bonded, except as otherwise required by ERISA.

Article 16
                                                  TRUST PROVISION

16.1     Trust. The Employer shall establish a trust to be known as the Provident  Financial Group,  Inc.  Deferred
         -----
Compensation  Trust.  The  Trust  shall be  established  by the  execution  of a Trust  Agreement  with one or more
Trustees and is intended to be  maintained as a "grantor  trust" under  Section 677 of the Code.  The assets of the
Trust will be held,  invested and disposed of by the Trustee,  in accordance  with the terms of the Trust,  for the purpose of  providing  Benefits for the  Participants.  Notwithstanding  any  provision of the Plan or the Trust to the  contrary,  the  assets of the Trust  shall at all  times be  subject  to the  claims  of  Provident's  general creditors in the event of  insolvency  or  bankruptcy.  In addition,  the assets of the Trust shall at all times be subject to the claims of the  general  creditors  of any  Employer  in the event of  insolvency  or  bankruptcy  in accordance with IRS Notice 2000-56.

16.2     Payment of Benefits.  All Benefits  under the Plan and expenses  chargeable to the Plan, to the extent not
         -------------------
paid directly by Provident,  shall be paid from the Trust.  Notwithstanding the foregoing,  Provident shall pay any fees charged by the Trustee to act as a fiduciary of the Trust.

16.3     Independent  Trustee.  The Trustee  shall always be a bank that is unrelated to any Employer with not less
         --------------------
than $250 million unimpaired capital and surplus.

16.4     Trustee  Duties.  The powers,  duties and  responsibilities  of the  Trustee  shall be as set forth in the
         ---------------
Trust  agreement  and  nothing  contained  in the Plan,  either  expressly  or by  implication,  shall  impose  any additional powers, duties or responsibilities upon the Trustee.

16.5     Reversion to the Employer.  Provident  shall have no  beneficial  interest in the Trust and no part of the
         -------------------------
Trust  shall ever  revert or be repaid to  Provident,  directly  or  indirectly,  except as  otherwise  provided in
Section 16.1 above or the Trust Agreement.

Article 17
                                                  INDEMNIFICATION

Provident  shall  indemnify and hold  harmless the members of the Board and the members of the  Committee  from and against  any and all  liabilities,  costs,  and  expenses  incurred  by such  persons  as a result  of any act,  or omission to act, in connection  with the  performance of such persons'  duties,  responsibilities  and  obligations under  this Plan,  other than such  liabilities,  costs and  expenses  as may  result  from the  negligence,  gross negligence, bad faith, willful conduct or criminal acts of such persons.

Article 18
                                                    ARBITRATION

Any action,  dispute,  claim or  controversy of any kind arising out of,  pertaining to or in connection  with this
Plan, including,  without limitation,  any decision on review of a denied objection pursuant to Section 13.5 above, shall  be  resolved  by  binding  arbitration  according  to the  Commercial  Arbitration  Rules  of  the  American
Arbitration  Association.  If a Participant is successful in any such matter resolved by binding  arbitration,  the
Employer shall indemnify such Participant for all legal fees and arbitration costs related to the matter.

         The undersigned, pursuant to the approval of the Board on                               ,  does   herewith
                                                                   ------------------------------
execute this Provident Financial Group, Inc. Deferred Compensation Plan.

                                                   PROVIDENT FINANCIAL GROUP, INC.

                                                   BY:
                                                       ---------------------------------------------------
                                                              Robert L. Hoverson

                                                   ITS:       President